UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2021

Vislink Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35988	20-5856795
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Bilby Road, Suite 15, Building 2

Hackettstown, NJ 07840

(Address of principal executive offices)

Registrant’s telephone number, including area code: (941) 953-9035

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	VISL	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On August 16, 2021, Vislink Technologies, Inc. (the “Company” or “Vislink”), a Delaware Corporation, filed a Current Report on Form 8-K (the “Initial Report”) to report that the Company entered into a Sale and Purchase Agreement (the “Purchase Agreement”) with Triple IT Corporate B.V. (the “Seller”), a private company incorporated in the Netherlands, pursuant to which the Company acquired all of the capital of Mobile Viewpoint Corporate B.V.

This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Initial Report to provide financial statements of Mobile Viewpoint Corporate B.V., and the pro forma financial statements of the Company required by Item 9.01 of Form 8-K. No other modifications to the Initial Report are being made by this Amendment. This Amendment should be read in connection with the Initial Report, which provides a more complete description of the Purchase Agreements and transactions contemplated thereby.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Mobile Viewpoint Corporate B.V.

The audited consolidated financial statements of Mobile Viewpoint Corporate B.V. as of and for the year ended December 31, 2020, together with the related notes to the financial statements, are included as Exhibit 99.1 to this Current Report.

The unaudited consolidated financial statements of Mobile Viewpoint Corporate B.V. as of June 30, 2021 and for the three and six months ended June 30, 2021, together with the related unaudited notes to the financial statements, are included as Exhibit 99.2 to this Current Report and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial statements of the Company as of June 30, 2021 and for the year ended December 31, 2020, and the six months ended June 30, 2021, together with the related notes to the unaudited pro forma condensed combined financial information, are included as Exhibit 99.3 to this Current Report and are incorporated herein by reference.

The pro forma financial information included in this Amendment No. 1 has been presented for informational purposes only in accordance with Article XI of Regulation S-X promulgated by the Securities and Exchange Commission, and is not necessarily indicative of the combined financial position or results of operations that would have been realized had the acquisition occurred as of the dates indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that the Company will experience after the acquisition.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of BDO, Independent Registered Public Accounting Firm
99.1	Audited Annual Financial Statements of Mobile Viewpoint Corporate B.V. for the Year Ended December 31, 2020
99.2	Unaudited Consolidated Financial Statements of Mobile Viewpoint Corporate B.V. as of June 30, 2021 and for the Three and Six Months Ended June 30, 2021
99.3	Unaudited Pro Forma Condensed Consolidated Financial Information as of June 30, 2021 and for the Year Ended December 31, 2020, and the Six Months Ended June 30, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISLINK TECHNOLOGIES, INC.
Date: November 1, 2021

	By:	/s/ Carleton M. Miller
	Name:	Carleton M. Miller
	Title:	Chief Executive Officer